UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2015

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter St.
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Following the recent approval by the U.S. Food & Drug Administration of the abbreviated new drug application for Hydroxyprogesterone Caproate Injection USP, 250 mg/mL (1.25 g/5 mL vials), initially submitted by McGuff Pharmaceuticals, Inc. in 2009, AMAG Pharmaceuticals, Inc. has obtained, through a Freedom of Information Act request, the package insert for this product, a copy of which is furnished as Exhibit 99.1.

The information included in this Current Report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The Company hereby furnishes the following exhibit:

Exhibit Number	Description

99.1	Package Insert for Hydroxyprogesterone Caproate Injection USP, 250 mg/mL (1.25 g/5 mL vials)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ William K. Heiden
William K. Heiden Chief Executive Officer

Date: September 24, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Package Insert for Hydroxyprogesterone Caproate Injection USP, 250 mg/mL (1.25 g/5 mL vials)